EXHIBIT 23.3

                      Consent of Coopers & Lybrand L.L.P.,

                          Certified Public Accountants,

                               dated June 22, 1998

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-11 (File No. 333-9943) of our report dated January 22, 1998 on our audit of the financial statements of CNL American Realty Fund, Inc. We also consent to the reference to our Firm under the caption "Experts".


/s/ Coopers & Lybrand L.L.P.
Coopers & Lybrand L.L.P.

Orlando, Florida
June 22, 1998